UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2019
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2019-C16

(Central Index Key Number 0001769322)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-03	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2019, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2019-C16, Commercial Mortgage Pass-Through Certificates, Series 2019-C16 (the “Certificates”). The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS 2019-C16 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as the Heartland Dental Medical Office Portfolio Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Heartland Dental Medical Office Portfolio Whole Loan”) that also includes additional pari passu promissory notes that are not assets of the Issuing Entity. Prior to May 14, 2019, the Heartland Dental Medical Office Portfolio Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “UBS 2018-C14 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the UBS 2018-C14 transaction. As of and commencing on such date, the Heartland Dental Medical Office Portfolio Whole Loan is now being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2019 (the “WFCM 2019-C50 Pooling and Servicing Agreement”) by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2019-C50 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the WFCM 2019-C50 Pooling and Servicing Agreement applicable to the servicing of the Heartland Dental Medical Office Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 16, 2019. The WFCM 2019-C50 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2019, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President (senior officer in charge of securitization of the depositor)
By:	/s/ David Schell
Name: David Schell Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2019, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)